Supplement dated September 4, 2001
to the Statement of Additional Information of each of the following Funds:

Fund for Government Investors Statement of Additional Information dated May 1, 2001	American Gas Index Fund, Inc. Statement of Additional Information dated August 1, 2001

The Rushmore Fund, Inc. U.S. Government Bond Portfolio Statement of Additional Information dated January 1, 2001

Distributor. Pursuant to a Distribution Agreement dated September 4, 2001 (the "Distribution Agreement"), the Board of Directors of each of the Funds appointed FBR Investment Services, Inc. ("FBRIS") as the distributor to the Funds. FBRIS, located at 4922 Fairmont Avenue, Bethesda, Maryland, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds which is renewable annually. FBRIS promotes and sells shares of the Funds on a continuous, best efforts basis.